Exhibit 99.2
FIRST AMENDMENT TO AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF AMERICAN CAMPUS
COMMUNITIES OPERATING PARTNERSHIP LP
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP (this “Amendment”) is entered into as of the 1st day of March, 2006 (the “Effective Date”), by and between American Campus Communities Holdings LLC, a Maryland limited liability company (the “General Partner”) and those Persons who have executed this Amendment as Limited Partners (collectively, the “Contributor LPs” and each in the singular a “Contributor LP”). Any capitalized terms used herein for which a definition is not provided herein shall have the meanings assigned to such terms in that certain Amended and Restated Agreement of Limited Partnership of American Campus Communities Operating Partnership LP, as amended (the “Agreement”).
W I T N E S S E T H:
     WHEREAS, the signatories hereto desire to amend the Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to continue the Partnership and amend the Agreement as follows:
     1. As of the date hereof (a) those persons whose names are set forth on Exhibit A attached hereto (collectively, the “Contributors” and each in the singular a “Contributor”) have contributed (either directly by a conveyance of real property and related assets or indirectly by the transfer and assignment of all of the ownership interests in the Persons that own the real property and related assets) and sold to the Partnership those certain student housing properties further described in Exhibit B attached hereto (collectively, the “Properties” and each in the singular a “Property”); (b) the Partnership has made cash payments and issued promissory notes to the Contributors in the respective sums set forth opposite their names on Exhibit C attached hereto; and (c) the Partnership has issued to the Contributor LPs the Common Units and Series A Preferred Units set forth opposite their names on Exhibit D attached hereto. The Capital Account and Percentage Interest of each Contributor LP as of the Effective Date is set forth opposite its name on Exhibit D attached hereto. The Agreed Value and Gross Asset Value of each Property as of the Effective Dates are set forth on Exhibit E attached hereto. The Common Units and Series A Preferred Units issued to the Contributor LPs have been duly issued and fully paid. The Contributor LPs are hereby admitted to the Partnership, effective as of the Effective Date, as Additional Limited Partners (the information set forth on Exhibit D attached hereto relating to the interest of the Contributor LPs in the Partnership is hereby included in Exhibit A to the Agreement), and by execution of this Amendment the Contributor LPs have agreed to be bound by all of the terms and conditions of the Agreement, as amended hereby.

     2. Article XVI. The following new Article XVI is inserted in the Agreement after Article XV thereof:
ARTICLE XVI
SERIES A PREFERRED UNITS
Section 16.1 Definitions
     The term “Parity Preferred Units” shall be used to refer to any class or series of Partnership Interests now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series A Preferred Units with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership. The term “Senior Preferred Units” shall be used to refer to any class or series of Partnership Interests now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank senior to the Series A Preferred Units with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership. The term “Junior Units” shall be used to refer to the Common Units and any other class or series of Partnership Interests now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank junior to the Series A Preferred Units with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership. The term “Closing Value Per Unit” means (i) with respect to each Series A Preferred Unit issued to a Contributor LP on the Effective Date, $26.75 and (ii) with respect to each Common Unit issued to a Contributor LP on the Effective Date, $23.50. The term “Series A Preferred LP Return” shall mean, an amount that accrues and accumulates on each Series A Preferred Unit commencing on the Effective Date at a per annum rate equal to 5.99% of the Closing Value per Unit for a Series A Preferred Unit.
Section 16.2 Designation and Number
     A series of Partnership Units in the Partnership designated as the “Series A Preferred Units” (the “Series A Preferred Units”) is hereby established. The number of Series A Preferred Units shall be 114,964.
Section 16.3 Distributions
     A. Payment of Distributions. Subject to the rights of holders of Senior Preferred Units and Parity Preferred Units as to the payment of distributions, pursuant to Sections 5.1 and 13.2 hereof, holders of Series A Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, cumulative preferential cash distributions equal to the Series A Preferred LP Return (“Series A Preferred Distributions”). Such distributions shall be cumulative, shall accrue with respect to each Series A Preferred Unit from the original date of issuance and will be payable quarterly (on the same date that the Company pays its regular quarterly dividend to holders of REIT Shares) in arrears during the period commencing with the original date of issuance and ending upon the Redemption or transfer of the Series A Preferred Units pursuant to Section 8.6 hereof. The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full monthly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the actual number of days elapsed in such a 30-day month. If any date on which distributions are to be made on the Series A Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). Distributions on the Series A Preferred Units will be made to the holders of record of the Series A Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner.
     B. Distributions Cumulative. Distributions on the Series A Preferred Units will accrue and accumulate whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Distributions on account of arrears for any past distribution periods may be declared and paid at any time to holders of record of the Series A Preferred Units on the record date fixed by the Partnership acting through the General Partner. Accumulated and unpaid distributions will not bear interest.
     C. Priority as to Distributions. (i) So long as any Series A Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any Junior Units, unless, in each case, all distributions accumulated on all Series A Preferred Units for all prior quarterly periods have been paid in full. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units or, in accordance with Section 8.6 hereof, REIT Shares (or any similar equity security) of the Company, (b) the conversion of Junior Units or Parity Preferred Units into Junior Units or common shares of beneficial interest (or any similar equity security) of the Company, and (c) the redemption of Partnership Interests corresponding to any shares of stock purchased by the Company pursuant to its Charter.
          (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series A Preferred Units, all distributions authorized and declared on the Series A Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared so that the amount of distributions authorized and declared per Series A Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series A Preferred Unit and such other classes or series of Parity Preferred Units bear to each other.
     D. No Further Rights. Holders of Series A Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.
Section 16.4 Allocations
     Sections 6.2.A(1) and 6.2.A(2) of the Agreement are hereby deleted and replaced by the following:
     (1) Net Income. Except as otherwise provided in Section 6.3, Net Income for any Partnership Year shall be allocated to the Partners in the following manner and order of priority:

(a)	first, to the General Partner to the extent that Net Losses previously allocated to the General Partner pursuant to Section 6.2.A(2)(c) below for all prior taxable years exceed Net Income previously allocated to the General Partner pursuant to this Section 6.2.A(1)(a) for all prior taxable years;

(b)	second, to holders of Partnership Interests that are entitled to any preference in distribution with regard to invested capital to the extent that Net Losses previously allocated to such holders pursuant to Section 6.2.A(2)(b) below for all prior taxable years exceed Net Income previously allocated to such holders pursuant to this Section 6.2.A(1)(b) for all prior taxable years;

(c)	third, to holders of Partnership Interests of a class not entitled to preference in distribution with regard to invested capital to the extent that Net Losses previously allocated to such holders pursuant to Section 6.2.A(2)(a) below for all prior taxable years exceed Net Income previously allocated to such holders pursuant to this Section 6.2.A(1)(c) for all prior taxable years;

(d)	fourth, to the holders of any Partnership Interests that are entitled to any preference in distribution with regard to a preferred return in accordance with the rights of any such class of Partnership Interests (including Series A Preferred Units) until each such Partnership Interest has been allocated, Net Income equal to the excess of (x) the cumulative amount of preferred distributions such holders are entitled to receive (Series A Priority Return, in the case of Series A Preferred Units) to the last day of the current taxable year or to the date of Redemption or transfer, to the extent such Partnership Interests are redeemed or transferred in accordance with Section 8.6 hereof during such taxable year, over (y) the cumulative Net Income allocated to such holders, pursuant to this Section 6.2.A(1)(d) for all prior taxable years, (and, within such class, pro rata in proportion to the respective number of such Units each Holder holds as of the last day of the period for which such allocation is being made); and

(e)	fifth, to each of the Partners, pro rata in proportion to their respective Percentage Interests.
     (2) Net Losses. Except as otherwise provided in Section 6.3, Net Losses for any Partnership Year shall be allocated to the Partners in the following manner and order of priority:
(a)	first, with respect to classes of Partnership Interests that are not entitled to any preference in distribution with regard to invested capital (including the Series A Preferred Units and the Common Units), pro rata to each such class in accordance with the terms of such class (and, within such class, pro rata in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is being made) until the

Adjusted Capital Account (ignoring for this purpose any amounts a Partner is obligated to contribute to the capital of the Partnership or is deemed obligated to contribute pursuant to Regulations Section 1.704-1(b)(2)(ii)(c)(2)) of each Partner in such classes is reduced to zero;

(b)	second, to the holders of any Partnership Interests that are entitled to any preference in distribution with regard to invested capital in accordance with the rights of any such class of Partnership Interests (and, if there is more than one class of such Partnership Interests, then in the reverse order of their preference in distribution), until the Adjusted Capital Account (modified in the same manner as in clause (i)) of each such holder is reduced to zero; and

(c)	third, to the General Partner.
Section 16.5 Liquidation Proceeds
     A. Distributions Upon Liquidation. Upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series A Preferred Units shall be made in accordance with Section 13.2 hereof.
     B. No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled (whether in accordance with Section 13.2 hereof, or by delivery of the Cash Amount or REIT Shares Amount in accordance with Section 8.6 hereof or both), the holders of Series A Preferred Units will have no right or claim to any of the remaining assets of the Partnership.
     C. Exercise of Redemption Rights. Series A Preferred Units are entitled to a right of Redemption in accordance with Section 8.6 hereof (such right to apply to Series A Preferred Units on the same basis and in the same manner as if such Series A Preferred Units were an equivalent number of Common Units). For purposes of determining the Cash Amount or REIT Shares Amount payable pursuant to Section 8.6 to a Tendering Partner each Series A Preferred Unit shall be treated as one Common Unit entitling the Tendering Partner to the Cash Amount attributable to one Common Unit or one REIT Share (as the same may be adjusted in accordance with the definition of “REIT Shares Amount” as set forth in Article 1 of the Agreement).
Section 16.6 Voting Rights
     A. General. Holders of the Series A Preferred Units will have voting rights with regard to any matters requiring the consent or approval of the Limited Partners as if they held an equivalent number of Common Units.
Section 16.7 Transfer Restrictions
     The Series A Preferred Units shall be subject to the provisions of Article XI of the Agreement; provided however, that in addition to the transfers of all or any portion of a Limited Partner’s Partnership Interest that may be transferred without the consent of the General Partner, pursuant to Section 11.4.A. of the Agreement shall be added any transfer of Common Units or

Series A Preferred Units (i) to members or partners of the Contributor LPs; (ii) to the subsequent transfer by a transferee to a self-settled trust, the assets of which are treated as owned by the settler of the trust under Code Section 676(a); (iii) to a legal guardian in the case of any mental incapacity of such transferor in each case (being transfers pursuant to (i), (ii) or (iii) above), subject to the provisions of Section 11.7 of the Agreement; provided further that any such assignee under this Section 16.7 shall be admitted as a Limited Partner pursuant to Section 11.5 of the Agreement (provided that such assignment is not prohibited by Section 11.7 of the Agreement).
Section 16.8 No Conversion Rights
     The holders of the Series A Preferred Units shall not have any rights to convert such Partnership Units into any other securities of, or interest in, the Partnership.
Section 16.9 No Sinking Fund
     No sinking fund shall be established for the retirement or redemption of Series A Preferred Units.
     11. The Agreement is hereby amended by adding to Exhibit A of said Agreement the addendum to Exhibit A as set forth in Exhibit F hereto, so that all references to “Exhibit A” in the Agreement shall be deemed to be references to Exhibit A which shall include the addendum to Exhibit A attached hereto.
     12. The Contributor LPs agree and acknowledge that they shall have no right to exercise the right of Redemption set forth in Section 8.6 of the Agreement with respect to any Series A Preferred Units or Common Units held by them at any time prior to the first anniversary of the Effective Date.
     13. Except as amended by the provisions hereof, the Agreement, as previously amended, shall remain in full force and effect in accordance with its terms and is hereby ratified, confirmed and reaffirmed by the undersigned for all purposes and in all respects.
     14. Each Contributor LP hereby makes those certain representations and warranties (and covenants) set forth in Section 3.4 of the Agreement which shall be binding upon such Contributor LPs as if such representations and warranties (and covenants) were set forth herein.
     15. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.
     16. Except as expressly amended or modified herein, the rights and obligations of the Contributor LPs with respect to the Common Units and Series A Preferred Units shall be as set forth in the Agreement.
     17. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

GENERAL PARTNER:

AMERICAN CAMPUS COMMUNITIES
HOLDINGS LLC,
a Maryland limited liability company

By:

Name:
Title:

ADDITIONAL LIMITED PARTNERS:

Keeling Family Irrevocable Trust	Rita Henneman Trust
Jeffrey M. Fenster	David Diana Revocable Trust
Sherryl Marsh	Mary Jane Diana Revocable Trust
Roger & Sherryl Marsh	Dennis E. Smith
Kent P. Dauten	Rodrick Schmidt
Dan Jaworski	David Keeling
Vernon Holland	Michael Henneman
Jeanette Holland	Michael Sheppard
Lucille Frasca Trust	Rodney Poole
Paul & Barbara Koch	Chad Worner
Donna Worner	Joseph Giblin
Eric Worner	Schmidt Family Investments LLC
HSW Properties LLC	Henneman Family LLC
Ralph J. Henneman Trust	Delores M. Henneman Trust B & C

By:

Michael J. Henneman, Attorney in Fact